ALPS SERIES TRUST

Seven Canyons World Innovators Fund and
Seven Canyons Strategic Income Fund (the “Funds”)

Supplement dated October 1, 2019

to the Funds’ Prospectus

dated January 28, 2019

Spencer Stewart and Wesley Golby have joined the portfolio management team of the Seven Canyons World Innovators Fund and Josh Stewart, Spencer Stewart and Wesley Golby have joined the portfolio management team of the Seven Canyons Strategic Income Fund. Accordingly, the Funds’ combined Prospectus is revised as follows:

The sub-section titled “Portfolio Managers” of the FUND SUMMARY section of the Prospectus for the Seven Canyons Strategic Income Fund is hereby deleted and replaced in its entirety with the following:

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Samuel S. Stewart, Jr., PhD, CFA	Since Inception (September 2018)	Lead Portfolio Manager
Josh Stewart	Since September 2019	Portfolio Manager
Spencer Stewart	Since September 2019	Portfolio Manager
Wesley Golby, CFA	Since September 2019	Portfolio Manager

The sub-section titled “Portfolio Managers” of the FUND SUMMARY section of the Prospectus for the Seven Canyons World Innovators Fund is hereby deleted and replaced in its entirety with the following:

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Josh Stewart	Since Inception (September 2018)	Lead Portfolio Manager
Samuel S. Stewart, Jr., PhD, CFA	Since Inception (September 2018)	Portfolio Manager
Spencer Stewart	Since September 2019	Portfolio Manager
Wesley Golby, CFA	Since September 2019	Portfolio Manager

The following information found under “THE PORTFOLIO MANAGERS” section of the combined Prospectus is hereby deleted and replaced in its entirety with the following:

The portfolio managers are primarily and jointly responsible for the day-to-day investment and reinvestment of the Funds’ assets.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

Fund	Portfolio Manager(s)
Seven Canyons Strategic Income Fund	Samuel S. Stewart Josh Stewart Spencer Stewart Wesley Golby
Seven Canyons World Innovators Fund	Samuel S. Stewart Josh Stewart Spencer Stewart Wesley Golby

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Josh Stewart	Josh Stewart has been the lead portfolio manager for the World Innovators Fund since inception. He also served as lead portfolio manager since January 2016 for the predecessor fund during its existence and a portfolio manager for the predecessor fund since 2012, each during the time the predecessor fund was managed by Wasatch Advisors. Josh Stewart is a founding partner of Seven Canyons Advisors. Prior to Seven Canyons, Josh worked at Wasatch Advisors, Inc. as an equities analyst covering international health care and technology companies, and as a health care services analyst at Sidoti & Company, LLC. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics.
Samuel S. Stewart, Jr., PhD, CFA	Samuel Stewart has been the lead portfolio manager for the Strategic Income Fund since inception, and a portfolio manager for the World Innovators Fund since inception. He also served as lead portfolio manager for the predecessor of the Strategic Income Fund during its existence, and a portfolio manager since 2008 for the predecessor to the World Innovators Fund during its existence, each during the time the predecessor funds were managed by Wasatch Advisors. Sam is a founding partner of Seven Canyons Advisors. Prior to Seven Canyons, Sam served as President of Wasatch Funds and as Chairman of the Board of Wasatch Advisors Inc. since its inception. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of Finance at the University of Utah.
Spencer Stewart	Spencer Stewart is a Portfolio Manager and Founding Partner of Seven Canyons Advisors. Before Seven Canyons, he was a Senior Research Analyst and a Portfolio Manager at Grandeur Peak Funds where he managed the Grandeur Peak Emerging Opportunities Fund (2013 – 2017), in the Diversified Emerging Markets category, the Grandeur Peak International Opportunities Fund (2015-2016), and the Grandeur Peak Global Reach Fund (2013-2015). Mr. Stewart was previously a research analyst at Wasatch and an analyst at Sidoti & Company in New York, a small cap stock institutional brokerage firm.
Wesley Golby	Wesley Golby is a Portfolio Manager and Founding Partner of Seven Canyons Advisors. Before Seven Canyons, he was Director of Research for Fleckenstein Capital Management, a short-biased hedge fund from 2013-2017. Mr. Golby was a Partner and Portfolio Manager from 2001 to 2013 at S-Squared Technology, LLC, a TMT-focused hedge fund. Mr. Golby was a senior analyst at First Security Van Kasper from 1997 to 1999, where he covered small- and mid-cap software and internet companies and provided recommendations to institutional money management firms.

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